UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 28, 2020

Net Element, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34887	90-1025599
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3363 NE 163rd Street, Suite 705, North Miami Beach, FL	33160
(Address of Principal Executive Offices)	(Zip Code)

(305) 507-8808
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NETE	The Nasdaq Stock Market, LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 3.02      Unregistered Sales of Equity Securities.

The disclosure provided in Part B of Item 1.01 of this Report is hereby incorporated by reference into this Item 3.02.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

A.    On August 28, 2020, the Compensation Committee (the “Committee”) of the Board of Directors of Net Element, Inc. (the “Company”), as part of the 2019 incentive compensation, approved and authorized grants of the following equity awards pursuant to the Company’s 2013 Equity Incentive Compensation Plan, as amended (the “Plan”):

(i)	27,000 shares of the Company common stock, vesting immediately on the grant date, to Steven Wolberg, the Chief Legal Officer of the Company; and

(ii)	10,000 shares of the Company common stock, vesting immediately on the grant date, to Jefferey Ginsberg, the Chief Financial Officer of the Company.

B.     In addition, on August 28, 2020, the Committee, as part of the 2019 incentive compensation, approved and authorized grants of the following equity awards outside of the Plan and subject to and contingent upon the Company shareholders’ approval for purposes of compliance with the Nasdaq Rule 5635(c):

(i)	119,361 restricted shares of the Company common stock, vesting immediately on the grant date, to Oleg Firer, the Chief Executive Officer of the Company;

(ii)	12,287 restricted shares of the Company common stock, vesting immediately on the grant date, to Steven Wolberg, the Chief Legal Officer of the Company; and

(iii)	4,824 restricted shares of the Company common stock, vesting immediately on the grant date, to Jefferey Ginsberg, the Chief Financial Officer of the Company.

Such restricted shares common stock of the Company will be not issued and will be deemed forfeited if such shareholders’ approval is not obtained until March 31, 2021.

If such shareholders’ approval is obtained until March 31, 2021, such restricted shares of common stock of the Company would be issuable to each of Mr. Firer, Mr. Wolberg and Mr. Ginsberg under an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon Section 4(a)(2) of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 3, 2020

NET ELEMENT, INC.

By:	/s/ Jeffrey Ginsberg
Name:	Jeffrey Ginsberg
Title:	Chief Financial Officer

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